UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08897

SPARROW FUNDS

(Exact name of registrant as specified in charter)

211 N. Broadway, Suite 2080  St.Louis   MO  63102

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400  Broadview Heights  OH  44147

 (Name and address of agent for service)

Registrant's telephone number, including area code: (314) 725-6161

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Sparrow Growth Fund

Class A

(SGFFX)

Class C

(SGFCX)

No-Load Class

(SGNFX)

Annual Report

August 31, 2019

Fund Advisor:

Sparrow Capital Management, Inc.

211 N. Broadway, Suite 2080

St. Louis, Missouri 63102

Toll Free: (888) 727-3301

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.sparrowcapital.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

SPARROW GROWTH FUND

MANAGERS COMMENTARY

AUGUST 31, 2019 (UNAUDITED)

We are pleased with the progress of the U. S. economy as employment opportunities reach record positive numbers.  We believe record hiring is a direct result of improved federal fiscal policy of lower taxes and improved business regulation.  Add another benefit for the economy are the actions of the Federal Reserve lowering  interest rates to keep employment high and industry humming.

During this most recent period, the Fund held on average approximately 100 investments and remained close to fully invested, with only minor cash balances at various times. In selecting stocks for the Fund, our portfolio management team tends to focus on companies we believe have above average growth rates and are taking market share from competitors and the overall economy at large because these companies are measured at growth rates above US Gross Domestic Product.

For the fiscal year ended August 31, 2019, the Fund no load class returned -8%.  Over the same period, the S&P 500 Index returned +5%.   The Fund allocated a large portion of its assets to faster growing businesses versus the overall market in general.

Among the stocks that continued to provide positively to performance over the past year was Roku, Inc. Roku operates a TV streaming platform. The company operates in two segments, Platform and Player. Its platform allows users to discover and access various movies and TV episodes, as well as live sports, music, news, and others. As of December 31, 2018, the company had 27.1 million active accounts. It also provides advertising products, including videos ads, brand sponsorships, and audience marketplace program; and manufactures, sells, and licenses TVs under the Roku TV name. In addition, the company offers streaming media players and accessories under the Roku brand name; and sells branded channel buttons on remote controls. It provides its products and services through retailers and distributors, as well as directly to customers through its Website in the United States, Canada, the United Kingdom, France, the Republic of Ireland, Mexico, and various Latin American countries. The company was founded in 2002 and is headquartered in Los Gatos, California.

One of the Fund’s investments that ultimately detracted from performance was Netflix, Inc.  Netflix provides Internet entertainment services. The company operates in three segments: Domestic streaming, International streaming, and Domestic DVD. It offers TV series, documentaries, and feature films across various genres and languages. The company provides members the ability to receive streaming content through a host of Internet-connected screens, including TVs, digital video players, television set-top boxes, and mobile devices. It also provides DVDs-by-mail membership services. The company has approximately 139 million paid members in 190 countries. Netflix, Inc. was founded in 1997 and is headquartered in Los Gatos, California.

As always, we appreciate your business and remain focused on taking care of our shareholders. We here at Sparrow invest our money in the Fund which does not guarantee positive results but does keep our focus and attention on your investments.

Gerald R. Sparrow

President

Gerald R. Sparrow

President

One Metropolitan Square

211 North Broadway, Suite 2080

St Louis, MO, 63102
t (314) 725-6161  f (314) 621-5905

gsparrow@sparrowcapital.com

www.sparrowcapital.com

1

SPARROW GROWTH FUND

CLASS A

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

Comparison of a $10,000 Investment in the Sparrow Growth Fund, Class A

and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, Class A shares and the  Index on August 31, 2009 and held through August 31, 2019. The Index is a widely recognized unmanaged index of common stock prices. The Fund’s returns reflect the deduction of the maximum initial sales load and other recurring fees. The Index’s returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.  Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

2

SPARROW GROWTH FUND

CLASS A

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Average Annual Total Returns

(for periods ended August 31, 2019)

	One Year	Five Year	Ten Year	Dollar Value
Sparrow Growth Fund, Class A	-6.80%	10.61%	12.86%	$33,522
Sparrow Growth Fund, Class A*	-12.15%	9.30%	12.19%	$31,593
S&P 500 Index **	2.92%	10.10%	13.44%	$35,302

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2018 prospectus were:

Net Annual Fund Operating Expenses 2.21%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

3

SPARROW GROWTH FUND

CLASS C

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

 Comparison of a $10,000 Investment in the Sparrow Growth Fund, Class C

and the S&P 500 Index

Sparrow Growth Fund - Class C
S&P 500 Index
27,000
25,000
23,000
21,000
19,000
17,000
15,000
13,000
11,000
9,000
7,000
5,000
Jan-12
May-12
Sep-12
Jan-13
May-13
Sep-13
Jan-14
May-14
Sep-14
Jan-15
May-15
Sep-15
Jan-16
May-16
Sep-16
Jan-17
May-17
Sep-17
Jan-18
May-18
Sep-18
Jan-19
May-19

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, Class C shares and the Index on January 5, 2012 (inception date of the Fund, Class C shares) and held through August 31, 2019. The Index is a widely recognized unmanaged index of common stock prices. The Index’s returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

CLASS C

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

 Average Annual Total Returns

(for periods ended August 31, 2019)

	One Year	Five Year	Since Inception (1/5/2012)	Dollar Value
Sparrow Growth Fund, Class C	-7.22%	10.07%	12.31%	$24,335
S&P 500 Index **	2.92%	10.10%	13.79%	$26,890

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2018 prospectus were:

Net Annual Fund Operating Expenses 2.61%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

NO LOAD CLASS

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

 Comparison of a $10,000 Investment in the Sparrow Growth Fund, No Load Class and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, No Load Class (previously Class C) shares and the Index on August 31, 2009 and held through August 31, 2019. The Index is a widely recognized unmanaged index of common stock prices. The Index’s returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

NO LOAD CLASS

PERFORMANCE ILLUSTRATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

 Average Annual Total Returns

(for periods ended August 31, 2019)

	One Year	Five Year	Ten Year	Dollar Value
Sparrow Growth Fund, No Load Class	-6.57%	10.87%	13.11%	$34,280
S&P 500 Index **	2.92%	10.10%	13.44%	$35,302

Annual Fund Operating Expenses as disclosed in the Fund’s December 31, 2018 prospectus were:

Net Annual Fund Operating Expenses 1.94%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class and Class C shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index (the “Index”) is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

SPARROW GROWTH FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

 The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Communication
Services
1.99%
Technology
42.86%
Consumer Cyclical
10.80%
Consumer Defensive
0.89%
Financial Services
3.31%
Real Estate
1.34%
Healthcare
38.81%

Per the fee tables in the December 31, 2018 prospectus, the Fund’s total annual operating expense ratios were 2.21%, 2.61% and 1.94% for Class A, Class C, and No-Load Class shares, respectively.  Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases, and a maximum contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase (only on purchases of $1 million or more).

Sectors are categorized using Morningstar® classifications.  Portfolio composition is subject to change.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

Shares		Value

COMMON STOCKS - 100.30%

Arrangement of Transportation of Freight & Cargo - 1.39%
14,840	CryoPort, Inc. *	$ 322,918

Biological Products (No Diagnostic Substances) - 4.06%
5,840	Acceleron Pharma, Inc. *	262,274
7,970	Aeri Pharmaceuticals, Inc. *	172,630
2,850	Neurocrine Biosciences, Inc. *	283,347
7,600	Twist Bioscience Corp. *	220,628
		938,879
Cable & Other Pay Television Services - 1.99%
3,050	Roku, Inc. Class A *	461,648

Computer Peripheral Equipment - 0.31%
7,150	Mitek Systems, Inc. *	72,501

Computer Storage Devices - 0.51%
7,230	Pure Storage, Inc. Class A *	117,704

Electromedical & Electrotherapeutic Apparatus - 2.54%
5,250	AxoGen, Inc. *	83,213
14,000	Biolife Solutions, Inc. *	289,660
9,010	TransMedics Group, Inc. *	215,789
		588,662
Hospital & Medical Service Plans - 0.56%
5,350	Trupanion, Inc. *	128,881

In Vitro & In Vivo Diagnostics Substances - 0.73%
13,160	Immunomedics, Inc. *	168,448

Insurance Agents Brokers & Services - 1.11%
5,550	Goosehead Insurance, Inc. Class A	256,632

Laboratory Analytical Instruments - 1.52%
10,885	Accelerate Diagnostics, Inc. *	204,529
5,600	Quanterix Corp.*	147,448
		351,977
Loan Brokers - 1.17%
870	LendingTree, Inc. *	269,778

Medicinal Chemicals & Botanical Products - 1.42%
6,370	Canopy Growth Corp. (Canada) *	150,205
11,900	Cronos Group, Inc. (Canada) *	131,138
1,870	Tilray, Inc. Class 2 *	48,003
		329,346

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Value

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.77%
790	Align Technology, Inc. *	$ 144,657
4,760	Sientra, Inc. *	32,511
		177,168
Pharmaceutical Preparations - 13.77%
11,260	Acadia Pharmaceuticals, Inc. *	311,452
10,200	Adamas Pharmaceuticals, Inc. *	64,362
12,010	Amarin Corp., Plc. ADR *	180,030
18,575	Amicus Therapeutics, Inc. *	183,707
4,695	Clovis Oncology, Inc. *	26,339
19,830	Flexion Therapeutics, Inc. *	261,161
1,355	GW Pharmaceuticals, Inc. ADR *	192,966
12,590	Heron Therapeutics, Inc. *	233,167
2,345	Intercept Pharmaceuticals, Inc. *	150,502
13,870	Omeros Corp. *	256,456
8,280	Portola Pharmaceuticals, Inc. *	240,617
5,680	PTC Therapeutics, Inc. *	253,158
11,060	Radius Health, Inc. *	312,998
1,710	Sarepta Therapeutics, Inc. *	154,156
3,755	Ultragenyx Pharmaceutical, Inc. *	204,535
905	Vertex Pharmaceuticals, Inc. *	162,918
		3,188,524
Real Estate Agents & Managers (For Others) - 0.62%
16,560	EXP World Holdings, Inc. *	144,072

Retail - Auto Dealers & Gasoline Stations - 2.31%
6,585	Carvana Co. Class A *	534,439

Retail - Catalog & Mail-Order Houses - 2.63%
260	Amazon.com, Inc. *	461,835
1,305	Wayfair, Inc. Class A *	147,126
		608,961
Retail - Eating & Drinking Places - 0.74%
8,115	Luckin Coffee, Inc. ADR *	171,227

Semiconductors & Related Devices - 1.41%
11,460	Catalyst Semiconductor, Inc. *	160,898
5,560	Enphase Energy, Inc. *	164,965
		325,863
Services - Business Services - 4.85%
1,320	Alibaba Group Holding Ltd. ADR *	231,040
2,550	GrubHub, Inc. *	151,317
3,060	Lyft, Inc. Class A *	149,848
7,445	Tabula Rasa Healthcare, Inc. *	422,876
4,915	Zillow Group, Inc. Class A *	167,946
		1,123,027

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Value

Services - Commercial Physical & Biological Research - 1.58%
3,075	Exact Sciences Corp. *	$ 366,601

Services - Computer Processing & Data Preparation - 5.18%
4,070	CarGurus, Inc. Class A *	132,763
1,240	Proofpoint, Inc. *	140,876
2,930	RingCentral, Inc. Class A *	413,511
1,100	Workday, Inc. Class A *	195,008
6,400	Yext, Inc. *	100,928
2,710	Zendesk, Inc. *	217,342
		1,200,428
Services - Computer Programming Services - 1.17%
3,930	Zscaler, Inc. *	270,148

Services - Computer Programming, Data Processing, Etc. - 5.55%
2,125	Facebook, Inc. Class A *	394,549
3,240	Pluralsight, Inc. Class A *	52,164
5,250	SNAP, Inc. Class A *	83,108
2,045	The Trade Desk, Inc. Class A *	502,600
1,795	Wix.com Ltd. (Israel) *	251,749
		1,284,170
Services - Educational Services - 0.89%
1,220	Strategic Education, Inc.	206,461

Services - Management Services - 0.16%
5,300	Evolent Health, Inc. Class A *	36,411

Services - Medical Laboratories - 2.66%
5,500	CareDx, Inc. *	125,510
3,530	Guardant Health, Inc. *	308,981
7,520	Invitae Corp. *	182,435
		616,926
Services - Miscellaneous Business Services - 0.75%
5,370	Sea., Ltd. ADR *	172,484

Services - Motion Picture & Video Tape Productions - 0.24%
8,310	GAIA, Inc. Class A *	55,428

Services - Offices & Clinics of Doctors of Medicine - 0.86%
3,425	Teladoc, Inc. *	198,239

Services - Prepackaged Software - 24.67%
2,280	2U, Inc. *	40,766
780	Adobe Systems, Inc. *	221,918
3,740	Alteryx, Inc. Class A *	532,763
3,300	AppFolio, Inc. Class A *	325,941
3,590	Blackline, Inc. *	182,839

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Value

Services - Prepackaged Software - (Continued)
9,167	Cloudera, Inc.*	$ 65,452
3,340	Coupa Software, Inc. *	464,026
3,930	DocuSign, Inc. *	183,492
1,440	Hubspot, Inc. *	287,539
3,850	Instructure, Inc. *	159,236
1,375	MongoDB, Inc. Class A *	209,426
1,290	New Relic, Inc. *	73,969
3,810	Okta, Inc. Class A *	481,965
1,665	Paycom Software, Inc. *	416,450
1,745	Paylocity Holding Corp. *	190,589
925	Salesforce.com, Inc. *	144,365
1,025	ServiceNow, Inc. *	268,386
1,390	Shopify, Inc. Class A (Canada) *	535,692
2,380	ShotSpotter, Inc. *	64,807
7,060	Smartsheet, Inc. Class A *	343,116
4,875	Square, Inc. Class A *	301,470
1,670	Twilio, Inc. Class A *	217,885
		5,712,092
Services - Video Tape Rental - 2.52%
1,990	Netflix, Inc. *	584,563

Surety Insurance - 0.48%
3,960	NMI Holdings, Inc. Class A *	112,226

Surgical & Medical Instruments & Apparatus - 9.18%
6,340	Axonics Modulation Technologies, Inc. *	210,932
1,875	Inspire Medical Systems, Inc. *	130,331
2,260	iRadimed Corp. *	43,347
2,725	iRhythm Technologies, Inc. *	207,427
5,800	Novocure Ltd. (Channel Islands) *	526,988
4,650	ShockWave Medical, Inc. *	194,602
4,010	Tactile Systems Technology, Inc. *	202,264
8,425	Tandem Diabetes Care, Inc. *	610,223
		2,126,114

TOTAL FOR COMMON STOCKS (Cost $16,273,458) - 100.30%		23,222,946

TOTAL INVESTMENTS (Cost $16,273,458) - 100.30%		23,222,946

LIABILITIES LESS OTHER ASSETS - (0.30)%		(68,531)

NET ASSETS - 100.00%		$23,154,415

* Non-income producing securities during the period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2019

Assets:
Investments in Securities, at Fair Value (Cost $16,273,458)	$ 23,222,946
Receivables:
Dividends and Interest	652
Shareholder Subscriptions	910
Prepaid Expenses	14,191
Total Assets	23,238,699
Liabilities:
Payables:
Advisory Fees	19,849
Trustee Fees	749
Payable to Custodian	2,283
Distribution Fees	38,608
Other Accrued Expenses	22,795
Total Liabilities	84,284
Net Assets	$ 23,154,415

Net Assets Consist of:
Paid In Capital	$ 16,206,308
Distributable Earnings	6,948,107
Net Assets	$ 23,154,415

Class A:

Net Assets	$ 10,367,302

Shares outstanding (unlimited number of shares authorized with no par value)	395,970

Net Asset Value	$ 26.18

Offering Price Per Share ($26.18/ 94.25%) (Note 2)	$ 27.78

Short-term Redemption Price Per Share ($26.18 x 0.99) *	$ 25.92

Class C:

Net Assets	$ 2,770,934

Shares outstanding (unlimited number of shares authorized with no par value)	113,107

Net Asset Value, Redemption Price and Offering Price Per Share	$ 24.50

No Load Class:

Net Assets	$ 10,016,179

Shares outstanding (unlimited number of shares authorized with no par value)	395,068

Net Asset Value, Redemption Price and Offering Price Per Share	$ 25.35

* The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares redeemed within 18 months of purchase if the shares were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees. See Note 2 for further analysis.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2019

Investment Income:
Dividends (Net of foreign taxes withheld $0)	$ 6,771
Interest	1,674
Total Investment Income	8,445

Expenses:
Advisory Fees (Note 4)	220,347
Distribution and/or Service (12b-1) Fees (Class A - $52,027;	100,043
Class C - $25,256; No Load Class - $22,760) (Note 4)
Transfer Agent Fees	9,600
Legal Fees	11,581
Accounting Fees	27,479
Audit Fees	16,000
Compliance Fees	6,281
Insurance Fees	980
Custody Fees	14,292
Miscellaneous Fees	6,440
Registration Fees	33,550
Trustee Fees	2,599
Printing and Mailing Fees	2,897
Total Expenses	452,089

Net Investment Loss	(443,644)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	320,015
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,409,244)
Net Realized and Unrealized Loss on Investments	(1,089,229)

Net Decrease in Net Assets Resulting from Operations	$ (1,532,873)

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2019	8/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (443,644)	$ (311,138)
Net Realized Gain on Investments	320,015	1,011,885
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,409,244)	6,185,061
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,532,873)	6,885,808

Distributions to Shareholders from:
Distributions	(1,014,711)	(857,609)	*
Net Change in Net Assets from Distributions	(1,014,711)	(857,609)

Capital Share Transactions:
Proceeds from Sale of Shares
Class A	1,869,177	1,169,594
Class C	1,233,155	1,471,601
No Load Class	2,716,280	2,869,372
Reinvestment of Shares
Class A	451,081	488,740
Class C	105,250	20,057
No Load Class	422,150	321,221
Cost of Shares Redeemed
Class A	(1,805,137)	(750,871)
Class C	(337,195)	(17,294)
No Load Class	(1,545,526)	(384,638)
Net Increase from Shareholder Activity	3,109,235	5,187,782

Net Assets:
Net Increase in Net Assets	561,651	11,215,981
Beginning of Year	22,592,764	11,376,783
End of Year	$ 23,154,415	$ 22,592,764	**

Share Transactions:
Shares Sold
Class A	68,998	47,494
Class C	50,890	60,624
No Load Class	106,256	120,352
Reinvestment of Shares
Class A	23,654	23,240
Class C	5,880	1,007
No Load Class	22,905	15,792
Shares Redeemed
Class A	(70,603)	(28,791)
Class C	(13,422)	(789)
No Load Class	(60,618)	(16,495)
Net Increase in Shares	133,940	222,434

* For the prior year ended August 31, 2018, total distributions consisted of long term capital gains of $512,287 from Class A, $20,057 from Class C, and $325,265 from the No Load Class.

** As of August 31, 2018, Accumulated Undistributed Net Investment Loss was ($217,443).

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year.

	Years Ended
	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015

Net Asset Value, at Beginning of Year	$ 29.89	$ 21.04	$ 17.25	$ 19.27	$ 19.10

Loss From Investment Operations:
Net Investment Loss (a)	(0.53)	(0.51)	(0.27)	(0.19)	(0.33)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.96)	10.89	4.06	(1.37)	1.08
Total from Investment Operations	(2.49)	10.38	3.79	(1.56)	0.75

Distributions:
Realized Gains	(1.22)	(1.53)	-	(0.46)	(0.58)
Total from Distributions	(1.22)	(1.53)	-	(0.46)	(0.58)

Net Asset Value, at End of Year	$ 26.18	$ 29.89	$ 21.04	$ 17.25	$ 19.27

Total Return (b)	(6.80)%	52.41%	21.97%	(8.18)%	4.07%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 10,367	$ 11,178	$ 6,984	$ 7,587	$ 8,995

Ratio of Expenses to Average Net Assets	2.10%	2.21%	2.65%	2.45%	2.36%
Ratio of Net Investment Loss to Average Net Assets	(2.06)%	(2.13)%	(1.50)%	(1.09)%	(1.71)%

Portfolio Turnover (c)	23.94%	42.85%	255.67%	116.66%	108.56%

(a) Per share net investment loss has been determined on the basis of average shares outstanding during the period.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return does not reflect load.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

CLASS C

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year.

	Years Ended
	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015

Net Asset Value, at Beginning of Year	$ 28.21	$ 20.03	$ 16.51	$ 18.55	$ 18.50

Loss From Investment Operations:
Net Investment Loss (a)	(0.62)	(0.61)	(0.32)	(0.26)	(0.41)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.87)	10.32	3.84	(1.32)	1.04
Total from Investment Operations	(2.49)	9.71	3.52	(1.58)	0.63

Distributions:
Realized Gains	(1.22)	(1.53)	-	(0.46)	(0.58)
Total from Distributions	(1.22)	(1.53)	-	(0.46)	(0.58)

Net Asset Value, at End of Year	$ 24.50	$ 28.21	$ 20.03	$ 16.51	$ 18.55

Total Return (b)	(7.22)%	51.67%	21.32%	(8.61)%	3.55%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,771	$ 1,968	$ 179	$ 476	$ 484

Ratio of Expenses to Average Net Assets	2.60%	2.61%	3.19%	2.93%	2.85%
Ratio of Net Investment Loss to Average Net Assets	(2.56)%	(2.55)%	(1.88)%	(1.55)%	(2.20)%

Portfolio Turnover (c)	23.94%	42.85%	255.67%	116.66%	108.56%

(a) Per share net investment loss has been determined on the basis of average shares outstanding during the period.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

NO LOAD CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year.

	Years Ended
	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015

Net Asset Value, at Beginning of Year	$ 28.93	$ 20.37	$ 16.66	$ 18.58	$ 18.40

Loss From Investment Operations:
Net Investment Loss (a)	(0.45)	(0.44)	(0.23)	(0.13)	(0.27)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.91)	10.53	3.94	(1.33)	1.03
Total from Investment Operations	(2.36)	10.09	3.71	(1.46)	0.76

Distributions:
Realized Gains	(1.22)	(1.53)	-	(0.46)	(0.58)
Total from Distributions	(1.22)	(1.53)	-	(0.46)	(0.58)

Net Asset Value, at End of Year	$ 25.35	$ 28.93	$ 20.37	$ 16.66	$ 18.58

Total Return (b)	(6.57)%	52.72%	22.27%	(7.94)%	4.29%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 10,016	$ 9,446	$ 4,214	$ 3,151	$ 2,955

Ratio of Expenses to Average Net Assets	1.85%	1.94%	2.39%	2.18%	2.09%
Ratio of Net Investment Loss to Average Net Assets	(1.81)%	(1.87)%	(1.29)%	(0.79)%	(1.43)%

Portfolio Turnover (c)	23.94%	42.85%	255.67%	116.66%	108.56%

(a) Per share net investment loss has been determined on the basis of average shares outstanding during the period.

(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2019

NOTE 1. ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of the Sparrow Funds (the “Trust”) on July 14, 1998, and commenced operations on October 4, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund is diversified. The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized three classes of shares: Class A shares, Class C shares, and No Load Class shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is Sparrow Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Security Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized gains as dividends to its shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended August 31, 2019, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016-2018), or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain state tax authorities. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred.  As of and during the year ended August 31, 2019, the Fund did not incur any interest or penalties.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and capital gains at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless a shareholder requests cash distributions on the shareholder’s application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Due to permanent book to tax differences the following adjustments have been made by management.  Reclassifications have no effect on net assets, results of operations or net asset value per share of the Fund.

Paid In Capital	$ (350,172)
Accumulated Net Investment Loss	$ 350,172

The permanent differences were mainly due to net operating losses.

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Sales Charges - With respect to Class A shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more, or on purchases by qualified retirement plans with at least 200 eligible employees. However, shares that are exempt from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), if the shares are redeemed within eighteen months of purchase. Purchasers of Class A shares may be entitled to sales charge reductions as described in the “Sales Charge Reduction and Waivers” section of the Prospectus.  With respect to No Load Class shares, there is no initial sales charge or CDSC.  Effective January 5, 2012, the Fund opened the Class C shares. There is no initial sales charge or CDSC associated with Class C shares.  Shareholders were charged $40,496 in sales charges for Class A shares during the year ended August 31, 2019.

Allocation of Income and Expenses, Realized and Unrealized Capital Gains and Losses – Income, realized and unrealized capital gains and losses on investments, and Fund-wide expenses are allocated on a daily basis to each class of shares based upon their relative net assets. Class-specific expenses are charged directly to the respective share class.

Indemnifications - In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

NOTE 3. SECURITIES VALUATIONS

All investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks) - Equity securities are generally valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price.  Generally, if the security is traded in an active market and is valued at the last sale price in an active market, the security is categorized as Level 1 within the fair value hierarchy.  When the security position is not considered to be part of an active market, or when the security is valued at the bid price, the position is generally categorized as Level 2 in the fair value hierarchy.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

accordance with guidelines adopted by and subject to review of the Board and are categorized as Level 3 within the fair value hierarchy. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis.

Money market mutual funds (if any) are generally priced at the ending NAV provided by the service agent of the Fund.  These securities are categorized as Level 1 within the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of August 31, 2019:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 23,222,946	$ -	$ -	$ 23,222,946
Total	$ 23,222,946	$ -	$ -	$ 23,222,946

The Fund did not hold any Level 2 or Level 3 assets during the year ended August 31, 2019. For more detail on the investments in common stocks please refer to the Schedule of Investments.  The Fund did not hold any derivative instruments at any time during the year ended August 31, 2019. There were no transfers into or out of Level 1 or Level 2 during the year ended August 31, 2019. The Fund considers transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

NOTE 4. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the terms of the management agreement between the Advisor and the Trust with respect to the Fund, the Advisor manages the Fund’s investments. The Fund pays the Advisor a management fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Fund pays all of its operating expenses. For the year ended August 31, 2019, the Advisor earned fees of $220,347 from the Fund.  As of August 31, 2019, the Fund owed $19,849 to the Advisor.  The President of the Advisor is also a Trustee of the Trust.

Rafferty Capital Markets, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Fund has adopted Distribution and Shareholder Servicing Plans (the “Plans”), with respect to Class A shares, Class C shares, and No Load Class shares, pursuant to Rule 12b-1 under the Investment Company

Act of 1940, as amended.

Under the Class A Plan, the Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of the Fund invested in Class A shares to help defray the cost of distributing Class A shares. This amount will be paid to the Distributor, and will be used by the Distributor to compensate qualifying financial institutions (such as banks, brokers-dealers and other industry professionals) who sell Class A shares and provide distribution-related services to the Class A shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund also pays directly to the Advisor a Service Fee equal to 0.25% of the average daily net assets of the Fund invested in Class A shares. This amount will be used by the Advisor to compensate any entity, including registered broker-dealers, custodians, investment advisers, financial planners, 401(k) administrators, etc, that perform certain administrative or other servicing functions for the Fund’s Class A shareholders. During the year ended August 31, 2019, there were no amounts retained by the Advisor.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Under the Class C Plan, the Fund pays an annual fee of 1.00% (0.25% for shareholder servicing and 0.75% for distribution) of the average daily net assets of the Fund invested in Class C shares. The Advisor will use these fees to compensate entities that perform certain administrative or other servicing functions for the Fund’s Class C shares, including registered broker-dealers, custodians, mutual fund platform sponsors, investment advisers, financial planners, 401(k) administrators, etc. During the year ended August 31, 2019, there were no amounts retained by the Advisor.

Under the Plan for No Load Class Shares, the Fund pays the Distributor an annual fee of 0.25% of the average daily net assets of the No Load Class shares to help defray the cost of servicing the No Load Class shares. The Distributor will use these fees to compensate with a “service fee” any entities that perform certain administrative or other servicing functions for the Fund’s No Load Class shares, including registered broker-dealers, custodians, mutual fund platform sponsors, investment advisers, financial planners, 401(k) administrators, etc.

The Plans, other than Distributor Fees in Class A, are compensation plans, which means that the full 12b-1 fee payable under the respective Plan is paid to the Distributor irrespective of actual 12b-1 fees incurred. For the year ended August 31, 2019, Class A incurred 12b-1 expenses of $52,027, Class C incurred 12b-1 expenses of $25,256, and No Load Class incurred 12b-1 expenses of $22,760.  At August 31, 2019, the Fund owed $38,608 in 12b-1 expenses.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended August 31, 2019, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $   7,108,989

Sales

Investment Securities                          $   5,331,001

NOTE 6. TAX MATTERS

As of August 31, 2019, the aggregate cost of securities for federal income tax purposes was $16,282,079.

As of August 31, 2019, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation                               $   9,004,579

Gross (Depreciation)                               (2,063,712)

Net Appreciation on Investments *      $   6,940,867

The tax character of distributions paid during the years ended August 31, 2019 and 2018, were as follows:

	August 31, 2019	August 31, 2018
Distributions paid from:
Ordinary Income	$ 0	$ 0
Capital Gains	$1,014,711	$ 857,609
Total	$1,014,711	$ 857,609

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

For the year ended August 31, 2019, each share class paid a long-term gain distribution of $1.221478 per share, on December 21, 2018.

For the year ended August 31, 2018, each share class paid a long-term capital gain distribution of $1.531516 per share, on December 22, 2017.

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Capital Gains	$ 318,155
Late Year Ordinary Losses	(310,916)
Net Unrealized Appreciation *	6,940,867
$ 6,948,106

* Differences between financial reporting basis and tax-basis are primarily attributable to wash sales.

The Fund elected to defer to the year ended August 31, 2019, late year ordinary losses in the amount of $310,916.

NOTE 7. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

NOTE 8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Early adoption is permitted and the Fund has adopted ASU 2018-13 within these financial statements.

On October 4, 2018, the SEC amended certain disclosure requirements under Regulation S-X to conform to GAAP for investment companies. Effective November 4, 2018, the Fund adopted those amendments under Regulation S-X and changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of August 31, 2019, had no effect on the Fund’s net assets or results of operations.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Sparrow Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sparrow Growth Fund (the “Fund”) as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 30, 2019

SPARROW GROWTH FUND

EXPENSE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

 Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2019 through August 31, 2019.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds.  In addition, if these transactional costs were included, your cost could have been higher.

SPARROW GROWTH FUND

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Sparrow Growth Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$991.67	$10.54
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.62	$10.66

* Expenses are equal to the Fund's annualized expense ratio of 2.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sparrow Growth Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$989.50	$12.99
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.15	$13.14

* Expenses are equal to the Fund's annualized expense ratio of 2.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sparrow Growth Fund No Load
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$993.34	$9.24
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.93	$9.35

* Expenses are equal to the Fund's annualized expense ratio of 1.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SPARROW GROWTH FUND

ADDITIONAL INFORMATION

AUGUST 31, 2019 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ending June 30, are available without charge upon request by (1) calling the Fund at 1-888-727-3301 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-727-3301.

Advisory Agreement Renewal – In connection with a regular meeting of the Board of Trustees (the “Board” of the Sparrow Funds (the “Trust”) held on July 25, 2019, the Board considered the renewal of an investment advisory agreement (the “Agreement”) between the Trust and Sparrow Capital Management, Inc. (the “Adviser”).

As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment strategies and execution of those strategies.  The Board examined the Adviser’s 15(c) responses (the “Report”) which included information regarding the Adviser’s personnel and compliance program, as well as comparisons regarding the Fund’s fees and performance to various peers and benchmarks. A representative of the Adviser discussed the investment advisory services the Adviser provided to the Fund including the CCO’s compliance activities.  The Board reviewed the background and experience of the Adviser’s personnel servicing the Fund and noted that Adviser’s personnel continued to remain consistent since the Agreement’s last renewal.  The Board agreed that such continuity benefitted to the Fund and its shareholders.  The Board noted that the Adviser complied with the Trust’s Code of Ethics and that there had been no reported litigation or regulatory action involving the Fund since the Agreement’s last renewal. Based on the information in the Report and its discussions with the Adviser’s representative, the Board concluded the Adviser continued to provide high quality services to the Fund consistent with the Board’s expectations.

As to the Fund’s performance, the Board reviewed information in the Report regarding the Fund’s returns for various periods ended June 26, 2019.  The Board observed that the Fund had trailed the Morningstar Large Growth category for the 1-year period across all class shares and the Adviser explained this was due to an overweighting in the health care sector which had underperformed.  The Board noted that the Fund’s Class A and No-Load Class had outperformed the Morningstar category over the 5-year period, and but all shares classes trailed the Morningstar category for the 10-year period.  The Adviser indicated that the Fund had significantly outperformed the S&P 500 Index for the year-to-date.  The Board agreed that the Fund’s recent performance suggested that the Adviser had the ability to generate reasonable returns to the benefit of shareholders.

SPARROW GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

After additional discussion, the Board concluded that the Fund’s performance under the Adviser was not unreasonable.

The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in the Morningstar Large Growth category.  The Board noted that the Fund’s management fee of 1.00% was above the 0.65% average for the Morningstar category.  The Board further noted that the Fund’s net expense ratios of 2.21%, 2.61%, and 1.91% for the Class A, Class C and No-Load class shares, respectively, were higher than the 0.99% average for the Morningstar category.  The Adviser’s representative explained that because the Fund was smaller than most of its peers in the Morningstar Large Growth category, its expense ratio was expected to be higher than the average.  He stated that the Adviser offered the Fund exceptional value for the services rendered.  The Board determined that the Fund’s expense ratio and management fee were not excessive in consideration of the size and performance of the Fund.

As to the Adviser’s profitability, the Board reviewed financial statements and tax-related information the Adviser provided to the Board.  The Board considered whether the Adviser had realized a profit in connection with its relationship with the Fund and noted the Adviser reported a net loss during the 12 months ended June 30, 2019.  The Board therefore concluded that excessive profitability was not an issue at this time.  As to the realization of economies of scale, the Board agreed that economies of scale may be realized as the Fund’s assets continued to grow, but, based on the size of the Fund, no economies of scale had been achieved as of yet.

  After consideration, the Board determined that the terms of the Agreement constituted a reasonable business arrangement and that the renewal of the Agreement was in the best interests of the Fund and its shareholders.

SPARROW GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Trustees & Officers of the Trust

The following table provides information regarding each Trustee who is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address* and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gerald R. Sparrow** Age: 60	Trustee, President, Secretary, Treasurer, Chief Compliance Officer	Indefinite Term; Since inception.	Director and President of Sparrow Capital Management, Inc. (since 2004); General partner of Sparrow Fund L.P., an advisory company (since 2004).	1	None

*     Address of each officer is 211 N. Broadway, Suite 2080, St. Louis, MO 63102.

**   Mr. Sparrow is an “interested” person because he is the President of the Advisor.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address* and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard N. Priest Age: 88	Independent Trustee	Indefinite Term; since 2003.	Retired (since 1991); Vice President of the New York Stock Exchange (from 1973 through 1984).	1	South Side Day Nursery; Missouri Bar Association Advisory Committee
Donald D. Woodruff Age: 63	Independent Trustee	Indefinite Term; Since inception.	President of Robinson, Inc., a hearing aid retail company (from 1992 through present).	1	None

* Address of each Trustee is 211 N. Broadway, Suite 2080, St. Louis, MO 63102.

TRUSTEES

Gerald R. Sparrow

Richard N. Priest

Donald D. Woodruff

OFFICERS

Gerald R. Sparrow, President, Chief Compliance Officer, Secretary and Treasurer

INVESTMENT ADVISOR

Sparrow Capital Management, Inc.

211 N. Broadway, Suite 2080

St. Louis, MO 63102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, OH  43215

CUSTODIAN

US Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Additional information about the Trustees is available in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (888) 727-3301.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, there have not been any waivers to the provisions of the waivers.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Richard Priest is an audit committee financial expert.  Mr. Priest is independent for purposes of this Item 3.  He has gained his qualifications as a financial expert through experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2019

$ 12,700

FY 2018

$ 13,250

(b)

Audit-Related Fees

Registrant

FY 2019

$ 750

FY 2018

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2019

$ 3,000

FY 2018

$ 3,000

Nature of the fees:

Review of the 1120-RICS  and Excise Returns.

(d)

All Other Fees

Registrant

FY 2019

$ 0

FY 2018

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2019

$ 3,000

FY 2018

$ 3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable – applies to closed-end funds only.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not applicable – the registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPARROW FUNDS

By /s/ Gerald Sparrow

*Gerald Sparrow

President

Date November 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gerald Sparrow

*Gerald Sparrow

President and Treasurer

Date November 6, 2019

* Print the name and title of each signing officer under his or her signature.